Goldman Sachs Trust

Goldman Sachs Single/Multi-Sector Fixed Income Funds

Class A, B, C, Institutional and Service Shares of
Goldman Sachs Global Income Fund

Supplement dated May 23, 2008 to the

Class A, B and C Prospectus
Institutional Prospectus
Service Prospectus
each dated February 29, 2008

The following replaces the “Service Providers—Fund Managers—Global Fixed Income-Investment Management Team” table of the Prospectuses in its entirety:

Global Fixed Income—Investment Management Team

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Andrew Wilson Managing Director and Co-Head Global Fixed Income Team	Senior Portfolio Manager— Global Income	Since 1995	Mr. Wilson joined the Investment Adviser in 1995 as a portfolio manager. Prior to his current position, he spent three years as an Assistant Director at Rothschild Asset Management, where he was responsible for managing global and international bond portfolios with specific focus on the U.S., Canadian, Australian and Japanese economies.

Philip Moffitt Managing Director and Co-Head Global Fixed Income Team, Head of Fundamental Currency Team	Senior Portfolio Manager— Global Income	Since 2000	Mr. Moffitt joined the Investment Adviser in 1999 as a portfolio manager. Prior to joining the Investment Adviser he worked for three years as a proprietary trader for Tokai Asia Ltd in Hong Kong. Before that Mr. Moffitt spent ten years with Bankers Trust Asset Management in Australia, where he was a Managing Director responsible for all active global fixed income funds as well as a member of the Asset Allocation Committee.

Iain Lindsay Managing Director	Senior Portfolio Manager— Global Income	Since 2001	Mr. Lindsay is a senior investment professional with our global fixed income and currency management team. He is a member of our Investment Strategy Group, and heads Global Fixed Income and Currency Product Management. Prior to joining Goldman Sachs Asset Management in 2001 he was with JP Morgan Investment Management where he was a portfolio manager.

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Kevin Corrigan Executive Director	Senior Portfolio Manager— Global Income	Since 2006	Mr. Corrigan is a Senior Credit Portfolio Manager at Goldman Sachs Asset Management (GSAM), specializing in the management of pan-European credit portfolios. He joined GSAM after spending nine years at Fischer Francis Trees & Watts, where he was most recently the Managing Director and Co-Head of Credit.

Nicholas Griffiths Executive Director Co-Head of Government/ Agency Team	Senior Portfolio Manager— Global Income	Since 1997	Mr. Griffiths joined the Global Fixed Income team in 1999 and is a portfolio manager working with both the short duration and UK Fixed Income teams. In addition, he is a member of the Country Team whose responsibilities include researching and creating cross-country ideas for all portfolios.

This Supplement should be retained with your Prospectuses

for future reference.

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